UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No.     )

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Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

FLEETMATICS GROUP PLC

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

On August 1, 2016, Fleetmatics Group PLC, a public limited company incorporated in Ireland (the “Company”), announced that the Company and Verizon Communications Inc., a Delaware corporation (“Verizon”), had reached agreement on the terms of a recommended acquisition for cash of the entire issued and to be issued share capital of the Company, whereby Verizon Business International Holdings B.V., a private limited company incorporated under the laws of the Netherlands and a wholly-owned subsidiary of Verizon, will acquire all of the issued and to be issued share capital of the Company not already owned by Verizon or its subsidiaries for cash by means of a scheme of arrangement under Chapter 1 of Part 9 of the Irish Companies Act of 2014 and in accordance with the Irish Takeover Panel Act 1997, Takeover Rules 2013, as amended (the proposed acquisition by Verizon of the Company is referred to as the “Acquisition”).

In connection with the Acquisition, Verizon Telematics prepared a letter from its Chief Executive Officer to the employees of Verizon Telematics, dated August 1, 2016. This letter was made available by the Company to its employees beginning on August 3, 2016.

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Email to Fleetmatics Employees

Date/Time: August 3, 2016; 2:24 pm ET

From: Jim Travers, CEO

To : All Employees

Subject: Acquisition - Continuing Communication

Thanks for joining the all-hands call to hear more about Verizon’s intention to acquire Fleetmatics. As a follow up, I’m sharing the communication Verizon Telematics CEO Andrés Irlando shared with Verizon Telematics employees regarding this news. It is important to note that our intent is to provide as much transparency as possible during the next few months. To that end, my email to Fleetmatics employees will also be sent to the Verizon Telematics employees.

Jim

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Date/Time: August 1, 2016; 8:01aET

To: All-VZT/Telogis Employees

From: Andrés Irlando

Subject: Another Bold Step Toward Our Winning Aspiration

It was just six weeks ago when we announced our bold move to purchase Telogis as the next step in our strategy and goal to become the global leader in telematics as well as fleet and mobile enterprise management. As I shared on Friday, that deal officially has closed and we are now one company, one team. We’ve begun the exciting and challenging work of integrating our two companies, and we’re more confident than ever that the combination of Telogis’ and Verizon Telematics’ assets and talented teams brings us one step closer to our ultimate goal.

And yet even after our merger with Telogis, the fleet and mobile workforce management opportunity globally remains large, fragmented, and underpenetrated. For those reasons, I’m excited to share with you today that, moments ago we announced Verizon’s offer to acquire Fleetmatics, a leading global provider of SaaS-based fleet and mobile workforce solutions for service-based businesses of all sizes, headquartered in Dublin, Ireland, with North American headquarters in Waltham, Massachusetts and additional offices in the US and across the globe.

As you can tell, we’re moving very quickly externally to complement and help realize our strategy after spending the last 18-months transforming Verizon Telematics internally. The acquisition of Telogis and offer to acquire Fleetmatics have been carefully considered. We’re confident these moves will deliver best-in-class results and opportunities for our customers, employees and shareholders. When Verizon and Telogis are combined with Fleetmatics, the result will be a leading provider of fleet and mobile workforce management solutions globally.

Ultimately, the combination of these three businesses would make something much greater than the sum of its parts—enhancing greatly our existing products and service offerings, accelerating our growth and innovation, expanding our geographic footprint, furthering our international ambitions, advancing our ability to gain market share and acquire market-leading capabilities through our products and technology, and blending the best teams and talent in the industry.

It’s important to remember, again, that while the offer for Fleetmatics has been announced, it has not yet closed and likely won’t until the fourth quarter. As you’re aware from our experience with the Telogis deal, this is a critical time and there are antitrust legal restrictions that limit disclosure of information to protect each company. For this reason, please do not reach out to Fleetmatics. Also, unlike the Telogis deal, the Fleetmatics deal is subject to SEC regulation and strict Irish takeover laws, so it’s even more important than ever that we stick to what we know and not make anything up about this transaction or our potential future state. In fact, unless otherwise authorized, you should not talk about this deal externally.

I want to reiterate what I stated in June and again on Friday: It is essential that we all stay focused over the coming weeks and months. There is much work to do around the integration planning of the companies, and at the same time, we must ensure that we continue to meet our current financial and operational objectives. Our customers remain dependent on us to serve them every day. We can’t let this exciting news distract us from executing flawlessly or achieving our standard of excellence.

Please join me and my direct leadership team this afternoon at 4:30p ET/1:30p PT/8:30a NZT for an all-hands call. You can also listen with local leaders in select locations (details to follow). I will offer more details and share a bit more about Fleetmatics, the opportunities between us, and what’s to come in the months ahead. As was the case with Telogis, we’re committed to providing you as much information as we can, as soon as we can. For that reason, we’re building a microsite that will serve as the single source of truth about each of the three companies and provide a place for accurate, up-to-date information. In the meantime, please continue to use Chatter for Verizon Telematics. We’ll be launching Chatter for our Telogis colleagues as well, expanding the conversation and ensuring everyone has the information they need. Telogis employees will learn more about that this week. Finally, Verizon Telematics and Telogis leaders will also be onsite in our various locations this week to answer questions.

Date/Time: August 1, 2016; 8:01aET

To: All-VZT/Telogis Employees

From: Andrés Irlando

Subject: Another Bold Step Toward Our Winning Aspiration

While we each make our own unique contributions to the business, we are motivated by a shared ambition: to make a difference in the world by becoming the most impactful telematics/mobile enterprise management/mobile workforce management company in the world. We are one step closer on our journey of achieving that goal. For that reason, I want to again offer my heartfelt thanks to each of you for your individual and collective contributions. This is another win for our companies and one that holds tremendous promise for the future.

Yours,

Andrés

Attachment:

Press release (See Exhibit 99.2 to the DEFA14A filed by Fleetmatics on August 1, 2016)

Date/Time: August 1, 2016; 8:01aET

To: All-VZT/Telogis Employees

From: Andrés Irlando

Subject: Another Bold Step Toward Our Winning Aspiration

Verizon cautionary statement regarding forward-looking statements

This communication contains forward-looking statements. These statements are based on estimates and assumptions and are subject to risks and uncertainties. Forward-looking statements include Verizon Communication Inc.’s (“Verizon”) and the combined group’s estimated or anticipated future results, or other non-historical facts. Forward-looking statements also include those preceded or followed by the words “anticipates,” “believes,” “estimates,” “hopes” or similar expressions. For those statements, Verizon claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The following important factors, along with those discussed in Verizon’s filings with the Securities and Exchange Commission (the “SEC”), could affect future results and could cause those results to differ materially from those expressed in the forward-looking statements: integration of the Fleetmatics Group PLC (“Fleetmatics”) acquisition and benefits of the Fleetmatics acquisition; the risk that the required regulatory approvals for the proposed transaction are not obtained, are delayed or are subject to conditions that are not anticipated; the anticipated size of the markets and continued demand for Fleetmatics’ products; adverse conditions in the U.S. and international economies; the effects of competition in the markets in which Verizon or Fleetmatics operate; material changes in technology or technology substitution; disruption of Verizon or Fleetmatics’ key suppliers’ provisioning of products or services; changes in the regulatory environment, including any increase in restrictions on Verizon’s ability to operate its networks; breaches of network or information technology security, natural disasters, terrorist attacks or acts of war or significant litigation and any resulting financial impact not covered by insurance; Verizon’s high level of indebtedness; an adverse change in the ratings afforded Verizon’s debt securities by nationally accredited ratings organizations or adverse conditions in the credit markets affecting the cost, including interest rates, and/or availability of further financing; material adverse changes in labor matters, including labor negotiations, and any resulting financial and/or operational impact; significant increases in benefit plan costs or lower investment returns on plan assets; changes in tax laws or treaties, or in their interpretation; changes in accounting assumptions that regulatory agencies, including the SEC, may require or that result from changes in the accounting rules or their application, which could result in an impact on earnings; the inability to implement Verizon’s or the combined group’s business strategies; the inability to realize the benefits of Verizon’s or the combined group’s strategic acquisitions; those discussed in Fleetmatics’ Annual Report on Form 10-K for the year ended December 31, 2015 and Amendment No. 1 thereto under the heading “Risk Factors,” as updated from time to time by Fleetmatics’ Quarterly Reports on Form 10-Q and other documents of Fleetmatics on file with the SEC or in the proxy statement on Schedule 14A that will be filed with the SEC by Fleetmatics; and those discussed in Verizon’s Annual Report on Form 10-K for the year ended December 31, 2015 under the heading “Risk Factors,” as updated from time to time by Verizon’s Quarterly Reports on Form 10-Q and other documents of Verizon on file with the SEC. There may be additional risks that neither Fleetmatics nor Verizon presently know or that Fleetmatics and Verizon currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements provide Fleetmatics’ and Verizon’s expectations, plans or forecasts of future events and views as of the date of this communication. Fleetmatics and Verizon anticipate that subsequent events and developments will cause Fleetmatics’ and Verizon’s assessments to change. However, while Fleetmatics and Verizon may elect to update these forward-looking statements at some point in the future, Fleetmatics and Verizon specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Fleetmatics’ and Verizon’s assessments as of any date subsequent to the date of this communication.

Additional Information and Where to Find It

In connection with the proposed transaction, Fleetmatics will file with the SEC and mail or otherwise provide to its shareholders a Proxy Statement regarding the proposed transaction. INVESTORS AND SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING THE SCHEME DOCUMENT PROVIDED THEREIN IN CONNECTION WITH IRISH LAW REQUIREMENTS (THE “SCHEME DOCUMENT”)) AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH

Date/Time: August 1, 2016; 8:01aET

To: All-VZT/Telogis Employees

From: Andrés Irlando

Subject: Another Bold Step Toward Our Winning Aspiration

THE SEC CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT FLEETMATICS, THE TRANSACTION AND RELATED MATTERS. Investors and security holders will be able to obtain free copies of the Proxy Statement (including the Scheme Document) and other documents filed by Fleetmatics with the SEC at www.sec.gov. In addition, investors and shareholders will be able to obtain free copies of the Proxy Statement (including the Scheme Document) and other documents filed by Fleetmatics at ir.fleetmatics.com or by calling 781.577.4657.

Participants in the Solicitation

Verizon and its directors, officers and employees may be considered participants in the solicitation of proxies from the Fleetmatics shareholders in respect of the transactions contemplated by this communication. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the Fleetmatics shareholders in connection with the proposed transactions, including names, affiliations and a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the Proxy Statement and other relevant materials to be filed with the SEC or, in the case of Verizon’s directors, officers and employees, in the materials filed by Verizon with the SEC, including in the proxy statement for Verizon’s 2016 Annual Meeting of Shareholders, which was filed with the SEC on March 21, 2016, as supplemented by other Verizon filings with the SEC.

Statements required by the Takeover Rules

Verizon’s directors and Verizon Business International Holdings B.V.’s (“VBIH”) directors accept responsibility for the information contained herein. To the best of the knowledge and belief of Verizon’s directors and VBIH’s directors (who, in each case, have taken all reasonable care to ensure that such is the case), the information contained herein for which they accept responsibility is in accordance with the facts and does not omit anything likely to affect the import of such information.

Cautionary Statement Regarding Forward-Looking Statements

This information contained in this document contains forward-looking statements. These statements are based on estimates and assumptions and are subject to risks and uncertainties. Forward-looking statements include estimated or anticipated future results, or other non-historical facts concerning Fleetmatics Group PLC (the “Company”) and its subsidiaries. Forward-looking statements also include those preceded or followed by the words “will”, “may”, “could”, “would”, “to be”, “might”, “believe”, “anticipate”, “expect”, “plan”, “estimate”, “forecast”, “future”, “positioned”, “potential”, “intend”, “continue”, “remain”, “scheduled”, “outlook”, “set to”, “subject to”, “upcoming”, “target” or similar expressions. For those statements, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management’s current expectations and beliefs about future events. As with any projection or forecast, they are inherently susceptible to uncertainty and changes in circumstances. Except as required by law, we are under no obligation to, and expressly disclaim any obligation to, update or alter any forward-looking statements whether as a result of such changes, new information, subsequent events or otherwise. Various factors could adversely affect our operations, business or financial results in the future and cause our actual results to differ materially from those contained in the forward-looking statements, including those factors discussed in detail in the Company’ filings with the Securities and Exchange Commission (“SEC”), including those discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 and Amendment No. 1 thereto under the heading “Risk Factors,” as updated from time to time by the Company’s Quarterly Reports on Form 10-Q and other documents of the Company on file with the SEC or in the proxy statement on Schedule 14A that will be filed with the SEC by the Company. There may be additional risks that neither the Company nor Verizon Communications Inc. (“Verizon”) presently know or that the Company and

Date/Time: August 1, 2016; 8:01aET

To: All-VZT/Telogis Employees

From: Andrés Irlando

Subject: Another Bold Step Toward Our Winning Aspiration

Verizon currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements provide the Company’s and Verizon’s expectations, plans or forecasts of future events and views as of the date of this report. The Company and Verizon anticipate that subsequent events and developments will cause the Company’s and Verizon’s assessments to change. However, while the Company and Verizon may elect to update these forward-looking statements at some point in the future, the Company and Verizon specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s and Verizon’s assessments as of any date subsequent to the date of this report.

Important Additional Information to be Filed with the SEC

The Company, Verizon and Verizon Business International Holdings B.V. (“Bidco”) are parties to a Transaction Agreement, dated July 30, 2016 (the “Transaction Agreement”). In connection with the Acquisition (as defined in the Transaction Agreement), the Company will file with the SEC and mail or otherwise provide to its shareholders a proxy statement regarding the proposed transaction. INVESTORS AND SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING THE SCHEME DOCUMENT) AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, THE ACQUISITION AND RELATED MATTERS. Investors and security holders will be able to obtain free copies of the proxy statement (including the Scheme Document) and other documents filed by the Company with the SEC at www.sec.gov. In addition, investors and shareholders will be able to obtain free copies of the proxy statement (including the Scheme Document) and other documents filed by the Company at ir.fleetmatics.com or by calling 781.577.4657.

Participants in the Solicitation

The Company and its directors, officers and employees may be considered participants in the solicitation of proxies from the Company shareholders in respect of the transactions contemplated by this report. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the Company shareholders in connection with the proposed transactions, including names, affiliations and a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement and other relevant materials to be filed with the SEC. Information concerning the interests of the Company’s participants in the solicitation, which may, in some cases, be different than those of the Company’s shareholders generally, is set forth in the materials filed by the Company with the SEC, including in the proxy statement for the Company’s 2016 Annual General Meeting of Shareholders, which was filed with the SEC on June 22, 2016, as supplemented by other Company filings with the SEC, and will be set forth in the proxy statement relating to the transaction when it becomes available.

Statements Required by the Irish Takeover Rules

The Company’s directors accept responsibility for the information contained in this document relating to the Company and its subsidiaries and its directors and members of their immediate families, related trusts and persons connected with them. To the best of the knowledge and belief of the Company’s directors (who have taken all reasonable care to ensure such is the case), the information contained in this document for which they accept responsibility is in accordance with the facts and does not omit anything likely to affect the import of such information.

Date/Time: August 1, 2016; 8:01aET

To: All-VZT/Telogis Employees

From: Andrés Irlando

Subject: Another Bold Step Toward Our Winning Aspiration

The information contained in this document is for information purposes only and is not intended to, and does not, constitute or form any part of any offer or invitation, or the solicitation of an offer, to purchase or otherwise acquire, subscribe for, sell or otherwise dispose of any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the Acquisition or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. The Acquisition will be made solely by means of the Scheme Document (or, if applicable, the Takeover Offer Document, each as defined in the Transaction Agreement), which will contain the full terms and conditions of the Acquisition, including details of how to vote in respect of the Acquisition. Any decision in respect of, or other response to, the Acquisition, should be made only on the basis of the information contained in the Scheme Document (or, if applicable, the Takeover Offer Document).

The information contained in this document does not constitute a prospectus or a prospectus equivalent document.

Disclosure Requirements of the Irish Takeover Rules

Under the provisions of Rule 8.3 of the Irish Takeover Rules, if any person is, or becomes, “interested” (directly or indirectly) in, 1% or more of any class of “relevant securities” of the Company, all “dealings” in any “relevant securities” of the Company (including by means of an option in respect of, or a derivative referenced to, any such “relevant securities”) must be publicly disclosed by not later than 3:30 pm (Irish time) on the “business” day following the date of the relevant transaction. This requirement will continue until the date on which the “offer period” ends. If two or more persons co-operate on the basis of any agreement, either express or tacit, either oral or written, to acquire an “interest” in “relevant securities” of the Company, they will be deemed to be a single person for the purpose of Rule 8.3 of the Irish Takeover Rules.

Under the provisions of Rule 8.1 of the Irish Takeover Rules, all “dealings” in “relevant securities”’ of the Company by Verizon or Bidco, or by any party acting in concert with either of them, must also be disclosed by no later than 12 noon (Irish time) on the “business” day following the date of the relevant transaction.

A disclosure table, giving details of the companies in whose “relevant securities” “dealings” should be disclosed, can be found on the Irish Takeover Panel’s website at www.irishtakeoverpanel.ie.

“Interests in securities” arise, in summary, when a person has long economic exposure, whether conditional or absolute, to changes in the price of securities. In particular, a person will be treated as having an “interest” by virtue of the ownership or control of securities, or by virtue of any option in respect of, or derivative referenced to, securities.

Date/Time: August 1, 2016; 8:01aET

To: All-VZT/Telogis Employees

From: Andrés Irlando

Subject: Another Bold Step Toward Our Winning Aspiration

Terms in quotation marks are defined in the Irish Takeover Rules, which can also be found on the Irish Takeover Panel’s website. If you are in any doubt as to whether or not you are required to disclose a dealing under Rule 8, please consult the Irish Takeover Panel’s website at www.irishtakeoverpanel.ie or contact the Irish Takeover Panel on telephone number +353 1 678 9020 or fax number +353 1 678 9289.